EXHIBIT 99.1

CSI

CHARMING SHOPPES, INC.

[redacted]

TAG® TELSEY ADVISORY GROUP

1ST ANNUAL
CONSUMER CONFERENCE
Charming Shoppes, Inc.
April 1, 2009

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG® CATHERINES™

Telsey Advisory Group
1st Annual Consumer Conference
April 1, 2009
Charming Shoppes, Inc.

This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.
Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to find a suitable permanent replacement for the Company's former Chief Executive Officer within a reasonable time period, the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans and store closing plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the
Company's plans for a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to effectively implement the Company's plans for the transformation of its brands to a vertical specialty store model, the failure to achieve increased profitability through the adoption by the
Company's brands of a vertical specialty store model, the failure to achieve improvement in the Company's competitive position, the failure to continue receiving financing at an affordable cost through the availability of our credit card securitization facilities and through the availability of credit we receive from our suppliers and their agents, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-
consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on
Form 10-K for the fiscal year ended January 31, 2009, our Quarterly Reports on Form 10-Q and other
Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Alan Rosskamm
Chairman of the Board and
Interim Chief Executive Officer

Eric M. Specter
Executive Vice President and
Chief Financial Officer
Alan Rosskamm
Chairman of the Board and
Interim Chief Executive Officer

Eric M. Specter
Executive Vice President and
Chief Financial Officer

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

#1 Market Share Specialty Retailer Focused On Women's Plus Apparel With $2.5 Billion In Annual Sales

We Have A Strong And Unique Platform Of Leading Plus Apparel Brands

LANE BRYANT

FASHION BUG

CATHERINES

4th Quarter Review
• 4th Quarter Loss In Line With Our Guidance
 > Beginning To Experience Some Stability In Our
 Retail Merchandise Margins, With Improvement
 At Lane Bryant And Fashion Bug During The
 Quarter
 > Aggressive Management Of Expenses,
 Resulting In Decreases Of $24 Million, Year
 Over Year

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

($ in millions)	1/31/09	2/2/08
Cash and Available-For-Sale Securities	$100	$74
Merchandise Inventories	$267	$330
Borrowings On Revolving Line Of Credit	$0	$0
Long-Term Debt[1]	$312	$315
• We Navigated Through One Of The Most Challenging Retail Environments
 In Decades And Grew Cash In Both The 4th Quarter And Fiscal Year
• We Generated Approximately $26 Million In Cash During The 4th Quarter,
 Through:
 • Tightly Managed Inventories, Down 19% From Beginning Of Year
 • Decreases In Expenses And Capital Expenditures
(1) $275 Million Of Long-Term Debt Is Due 2014
Selected Balance Sheet Data

Strategies To Navigate This Economic
Climate And Ensure Our Long-Term Viability
• Focus On Our Core Brands
• Execute On Our Business Transformation Initiatives
• Capital Structure And Liquidity Position
• Generate Free Cash Flow

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Focus On Our Core Brands:
Simplifying Our Business
• Sale Of Non-Core Misses Catalogs And Related Credit
 Receivables
• Discontinuance Of The Lane Bryant Woman™ Catalog, Figure
 Magazine, Petite Sophisticate Retail And shoetrader.com
• Exploration Of The Sale Of Figi’s Gifts In Good Taste Catalog
 Business
• Consolidated Our New York City And Tucson E-Commerce
 Operations Into Our Bensalem Corporate Offices

• #1 Market Share In Women’s Specialty Plus
 Apparel, With More Than 40% Share
• #2 Market Share In Women’s Plus Apparel, With
 More Than 10% Share, Second Only To Wal-Mart
• Lane Bryant’s Cacique® Brand Is The Leading
 Intimate Apparel Brand In Specialty Plus-Sizes
*Derived From NPD Group Research
Focus On Our Core Brands:
Our Leadership Positions*

Focus On Our Core Brands:
Experienced Brand Leaders
• Brian Woolf - President, Lane Bryant (7/9/08)
 > Former CEO, Cache
• Jay Levitt - President, Fashion Bug (9/22/08)
 > Former President and CEO, May Merchandising
 > Former President and CEO, Robinsons May
• Carol Williams - President, Catherines (10/13/08)
 > Former President, May International
 > Former President and CEO, Jacobson’s

Focus On Our Core Brands
• Our Brand Leaders Have:
 > Created Improved Strategies To:
 • Develop A Culture Of Intense Focus On Their Core Customer
 • Develop A Unique Fashion Point-Of-View Specifically For That
 Customer
 • Increase The Percentage Of Directly-Sourced Product
 • Enhance The Price/Value Equation
 • Increase Product Turnover
 > Recruited Strong Executives To Build Design Capability
 > Cleared Inventories And Reduced Go-forward Receipt Flows
 > Reduced Overlapping Promotions

Business Transformation Initiatives:
Vertical Design Strategy
• Design And Develop More Compelling Fashion Assortment,
 With Better Value To Our Customers
• Higher Percentage Of Directly-Sourced Fashion Product
• Aligned With Model That Successful Specialty Retailers Employ
• Begins In Fall 2009; More Fully Implemented By Spring 2010
• Drive Sales, Decrease Lead Times, Increase Gross Margins
• Goal: To Enhance Our Competitive Position And Improve Our
 Financial Results Over Time

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Business Transformation Initiatives:
E-commerce Strategy
• Currently Finalizing Plans To Outsource Our
 E-commerce Platform
• All Core Brands To Share Common
 Infrastructure By This Fall
• Objectives Include:
 > Providing An Improved Online Experience
 > Increasing Customer Conversion Rates
 > Substantially Growing Our Brands’ E-commerce
 Penetration In The Second Half Of This Year

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

We Are The Experts
• As The Leader In Women’s Specialty
 Plus-size Apparel, We Are Committed
 To Changing Our Business Model In
 Order To Serve Our Core Customer Like
 No One Else Can

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

*Management Estimates
Business Transformation Initiatives:
Cost Savings Program
• We Expect To Achieve $125 Million In
 Savings In Fiscal Year 2010* As Compared
 To Fiscal Year 2009
• Major Areas To Achieve Savings
 > Corporate And Brand Overhead
 > Real Estate
 > Non-merchandise Expense
 > Supply Chain
 > Store Operations

Capital Structure:
Revolving Line of Credit And Convertible Debt
• Revolving Line of Credit
 > No Borrowings At End Of Fiscal Year 2009
 > $375 Million Committed Line Of Credit, In Effect Until July 2010
 > Debt Structure Includes No Financial Covenants Until We Have
 Borrowed 90% Of Availability
• Convertible Debt
 > $275 Million Convertible Debenture Issued In April 2007
 > 1.125% Notes Due 2014
 > No Financial Covenants

Capital Structure:
Asset Securitization Program
* Management Estimates
• We Securitize Our Proprietary Credit Card Receivables In
 Order To Improve Overall Liquidity
• Balances As of January 31, 2009:
 >We Had $536 Million Of Securitized Credit Card Receivables
 Outstanding
 >We Hold Certificates And Retained Interests On Our Balance Sheet Of
 $94 Million
• Availability Under Our Asset Securitization Program
 Through January 2010
 >Recently Renewed Conduit Facilities Provide $155 Million In Capacity,
 In Addition To Term Financing
 >Funding Capacity Exceeds Anticipated Needs Through January 2010*,
 Due To Declining Receivables Balances

Free Cash Flow Sensitivity Analysis*:
*Management Estimate
• Fiscal Year Ending January 30, 2010
 > If Comparable Store Sales Continue At Low Double
 Digit Declines, We Will Generate Positive Free
 Cash Flow
 > If Comparable Store Sales Decrease In The Mid
 Double Digits, We Will Be Cash Flow Neutral

*Management Estimate
Free Cash Flow Generation*
• Key Contributors To Positive Free Cash Flow In
 Fiscal Year 2010
 > Working Capital - A Meaningful Source Of Cash Flow
 • Continued Decreases In Inventory Across The Retail
 Brands
 • Gross Margin Improvement
 > Execution Of Our Cost Reduction Program
 > Significant Reductions In Capital Expenditures To
 Maintenance Levels

*Management Estimates
Tightly Managed Inventories
• Inventory Decreased 19% At End Of Fiscal Year
 2009, With Continued Reductions Planned For
 Fiscal Year 2010*
• Receipts Planned Down* With Improved Inventory
 Turnover
• Will Drive Recovery In Gross Margins Before
 Improvement In The Top Line

Net Capital Expenditures
$ in Millions
$120
$100
$80
$60
$40
$20
$0
$81
$107
$115
$48
$24
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010 (e)

LANE BRYANT FASHION BUG CATHERINES

• Over The Last Two
 Years, Our Capital
 Budget Has Been
 Cut By Over $90
 Million
• FY 2010 Will See
 Almost No New Real
 Estate Added And
 Deferral Of Other
 Non-Essential
 Capital Projects
-58%
-50%
(e) Management Estimate
Pared-Back Capital Expenditures

* Management Estimate
In Summary*
• We Are Intensely Focused On Our Core Retail Brands And
 Serving The Plus Apparel Customer
• The Execution Of Our Merchandising Initiatives Will Enable
 Us To Provide More Targeted Fashions And Better Value
 For Our Customers
• We Continue To Maintain A Strong Balance Sheet And
 Liquidity
• Substantial Reductions In Operating Expenses And Strong
 Inventory Management Allow Us To Expect Positive Free
 Cash Flow In This Difficult Economy

Request for Materials
• In Support Of A Cleaner Environment, We Have Not Brought
 Investor Materials For Distribution
• Should You Wish To Have Materials Sent To You, Please
 Request Materials By Visiting Our Website At
 https://www
 .charmingshoppes.com/investors/contact/contactus.asp Or By
 Emailing Us At IR@charming.com

Telsey Advisory Group
1st Annual Consumer Conference
April 1, 2009
Charming Shoppes, Inc.

Addendum

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Target Customer:	Contemporary	Value-Oriented	Baby Boomers
Fashion:	Trend-Forward, Sophisticated Plus-Size Fashion	Updated Fashions In Plus And Misses Sizes	Classic Plus-Size, Extended Plus-Size
Income:	Moderate to Better	Low to Moderate	Moderate
Annual Sales:	$1.1 Billion	$844 Million	$312 Million
E-commerce:	lanebryant.com	fashionbug.com	catherines.com

Our Core Brands

CHARMING SHOPPES, INC.

LANE BRYANT

CATHERINES

LANE BRYANT outlet

FASHION BUG

LANE BRYANT FASHION BUG CATHERINES

Classic
Fashion
Value
Moderate
Better
Brand Differentiation

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.lanebryant.com
She Is 35-55 Years Old
She Loves Sophisticated Fashion
She Is A Contemporary Woman
Of Many Lifestyles - Work,
Casual, Active
892 Retail and Outlet Stores
Key Differentiators:
Fashion and Lifestyle

FASHION BUG®

CHARMING SHOPPES, INC.

She Is Mainstream, 30-50

She Is Value-Minded

Her Fashion Lifestyle Needs Are For Business Casual, Weekend Casual, Dress Up and Active

Footwear, Accessories, Intimate Apparel

897 Retail Stores

Key Differentiators:

Value and Fashion

LANE BRYANT FASHION BUG CATHERINES

www.fashionbug.com

CATHERINES®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.catherines.com
She’s Our Baby-Boomer
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend Toward
Classic Apparel
Offering Plus-Sizes, Petite Plus-
Sizes, and Extended Plus-Sizes
463 Retail Stores
Key Differentiators:
Fit and Special Sizes

LANE BRYANT	FASHION BUG	CATHERINES
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers
# Stores:	892	897	463
Square Footage:	5.3 Million s.f.; 5,900 Per Average Store	7.8 Million s.f.; 8,700 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store
In States:	47	43	44

Our Retail Stores

Lane Bryant Real Estate Overview
• 786 Full Line Stores And 106 Outlet Stores In 47 States
• 132 Lane Bryant Intimate Apparel Stores
• 50% Of Stores In Strip Or Lifestyle Centers
• Total Square Footage, 5.3 Million Feet; Average Store 5,900 S.F.

Fashion Bug Real Estate Overview
• 877 Full Line Stores And 20 Fashion Bug Plus Stores In 43 States
• Total Square Footage, 7.8 Million Feet
• Average Store 8,700 S.F.

CHARMING SHOPPES, INC.

CATHERINE'S
sale
CATHERINES

Catherines Real Estate Overview
• 463 Full Line Stores In 44 States
• Total Square Footage, 1.9 Million Feet
• Average Store 4,200 S.F.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

• #1 Market Share In Specialty Plus-Size
 Intimate Apparel*
• Lane Bryant’s Cacique® Intimate Apparel
 Is The Leading Brand in Specialty Plus-
 Sizes*
Leading Market Share In
Plus Intimate Apparel
*Source: Derived from NPD Group Research

*Source: Derived from NPD Group Research
Leading Market Share In Plus Denim
• We Hold The #1 Market Share In Specialty
 Plus-Size Denim*
• Lane Bryant’s Venezia® Private Label Is
 The Leading Jean In Specialty Plus-Sizes*

RIGHT
FIT
BY LANE BRYANT™

Your favorite
venezia®
jeans now in
RIGHT
FIT
BY LANE BRYANT™

RIGHT FIT
YELLOW
STRAIGHT
STRAIGHT FROM WAIST TO HIPS
Do your current jeans:
fit your waist, but are baggy?
fit your hips/thighs, but have to be unbuttoned?
Try Right Fit Yellow.
RIGHT
FIT

RIGHT FIT
RED
MODERATELY
CURVY
SLIGHTLY CURVED FROM WAIST TO HIPS
Do your current jeans:
ride down in the back of your waist?
have pockets that gape when you sit?
Try Right Fit Red.
RIGHT
FIT

RIGHT FIT
BLUE
CURVY
FULLEST AT HIPS
Do your current jeans:
gape in the back?
have to be cinched in the waist?
Try Right Fit Blue.
RIGHT
FIT

LANE BRYANT FASHION BUG CATHERINES

Right Fit Is The Result Of
One Of The Most
Extensive Sizing Studies
Ever Conducted By A
Major Retailer
Our Efforts Have Led Us
To Define Three Basic Fits
That Fit And Flatter Like
Never Before

Telsey Advisory Group
1st Annual Consumer Conference
April 1, 2009
Charming Shoppes, Inc.